UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 22, 2014

Date of Report (Date of earliest event reported)

L & L Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34633	91-2103949
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

130 Andover Park East, Suite 200, Seattle WA 98188

 (Address of principal executive offices) (Zip Code)

(206) 264-8065

Registrant’s Telephone Number, Including Area Code

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ð Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

€ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

€ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

€ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 27, 2014 the United States Department of Justice unsealed an indictment against L&L’s then Chairman and Chief Executive Officer, Dickson Lee, charging him with securities fraud. Mr. Lee resigned from the Company, effective April 2, 2014. The Department of Justice subsequently amended the previous complaint to include L&L Energy, Inc. as a defendant with Mr. Lee, formally arraigning the Company on May 22, 2014. The Company has pleaded not guilty.  It expects that the Superseding Indictment will have a material negative impact on its business, financial condition, and results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L & L ENERGY, INC.

Date: May 30, 2014	By:	/s/ Ian G. Robinson
Ian G. Robinson
Chief Financial Officer